SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   Form 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                       Date of Report September 29, 2006

                       Commission File Number 000-27261

                          CH2M HILL Companies, Ltd.
               (Exact name of registrant as specified in its charter)

                 Oregon                           93-0549963
      (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)        Identification Number)


      9191 South Jamaica Street,
      Englewood, CO                                    80112
      (Address of principal executive offices)       (Zip Code)


                               (303) 771-0900
                 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











                                     Form 8-K

Item 1.01  - Entry Into a Material Definitive Agreement

On September 29, 2006, CH2M HILL Companies, Ltd. and certain of its subsidiaries entered into a Senior Unsecured Revolving Credit Agreement with Wells Fargo Bank, National Association, as agent and arranger, and several other lenders (the "Credit Agreement").

The Credit Agreement provides for a $250 million revolving credit facility that will remain in effect until September 29, 2011. The Credit Agreement includes an option to increase the initial borrowing capacity by up to an additional $100 million. The agreement also provides that up to $200 million of the credit facility can be available for the issuance of letters of credit.

The Credit Agreement contains (i) customary financial and other covenants, including a minimum net worth, minimum coverage ratio of certain fixed charges, and maximum leverage ratio of earnings before interest, taxes, depreciation and amortization to funded debt, as well as customary limitations on other indebtedness, liens, acquisitions, mergers and dispositions and
(ii) customary events of default, including a default of covenant, a material inaccuracy of representations or warranties, bankruptcy events, and a change of control.

The Credit Agreement amends and replaces our existing $160 million Senior Unsecured Revolving Credit Agreement initially entered into in 2003 with Wells Fargo Bank, National Association as agent and lead arranger.

The foregoing summary of the terms of the Credit Agreement is qualified in its entirety by reference to the complete text of the Credit Agreement, a copy of which will be provided as part of CH2M HILL's third quarter 2006 Form 10-Q filing with the U.S. Securities and Exchange Commission.

Item 2.03  - Creation of a Direct Financial Obligation Under an
Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CH2M HILL COMPANIES, LTD.

Date: October 4, 2006                 By: /s/ Samuel H. Iapalucci
                                      __________________________
                                      Samuel H. Iapalucci
                                      Its: Executive Vice President,
                                       Chief Financial Officer
                                       and Secretary